DEED OF TRUST NOTE
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$3,700,000.00                  Irvine, California              February 19, 1999


         1. AGREEMENT TO PAY. FOR VALUE RECEIVED, FIRST ALLIANCE MORTGAGE COMPANY, a California corporation ("BORROWER"), hereby promises to pay to the order of THE OHIO NATIONAL LIFE INSURANCE COMPANY, an Ohio corporation ("LENDER"), in the manner hereinafter provided, the principal sum of THREE MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($3,700,000.00), or so much thereof as may be advanced, with interest on the principal amount outstanding from time to time from date of disbursement until maturity at the rate of six and nine tenths percent (6 9/10%) per annum, payable on the first day of each and every month of the term hereof in lawful money of the United States of America, as follows:

            (a) Interest only shall be due on the first day of the month following the date ("DISBURSEMENT DATE") on which the principal sum of the loan evidenced by this Note is disbursed for the period of time commencing with the Disbursement Date through the end of the month in which the Disbursement Date occurs.

            (b) Commencing on the first day of the second month after the Disbursement Date, monthly installments of principal and interest shall be due and payable in the amount of TWENTY EIGHT THOUSAND FOUR HUNDRED SIXTY FIVE AND NO/100 DOLLARS ($28,465.00) each, such payments to continue monthly thereafter on the first day of each succeeding month until the first day of March, 2009, when the balance of said principal sum with all accrued and unpaid interest thereon shall be due and payable.

            (c) Interest hereunder shall be calculated on a year of 360 days and a month of 30 days but accrued on the actual number of days elapsed. The monthly payments of combined principal and interest of this Note are based on a twenty (20) year amortization that results in the final installment being a balloon payment of the entire unpaid principal balance and accrued but unpaid interest.

         2. ALLOCATION OF PAYMENTS. All such monthly payments on account of the indebtedness evidenced by this Note as first set forth above shall be applied, in the following order, to: (a) Late Charges (as defined in paragraph 5 hereof), interest at the Default Rate (as defined in paragraph 6 hereof) and prepayment premiums, (b) interest at the rate set forth in paragraph 1 hereof on the unpaid principal balance, and (c) the payment of the monthly installment attributable to principal based upon an amortization schedule of twenty (20) years.

         3. PLACE OF PAYMENT. Each and all of said payments of principal and interest shall be made payable at the office of GMAC Commercial Mortgage Corporation, P.O. Box 100116, Pasadena, California 91189-0116, or at such place as Lender may, from time to time, in writing appoint.


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         4. PREPAYMENT PRIVILEGES AND RESTRICTIONS.

            (a) Borrower shall have no right to prepay the principal sum, or any part thereof, or any interest thereon, except as set forth in this Note. There is hereby reserved to Borrower the right and privilege of prepaying the entire principal balance (but not less than the entire principal balance) and all accrued and unpaid interest thereon at any time on payment of a premium equal to the greater of (i) one percent (1%) of the then outstanding principal balance of this Note, or (ii) the "Discounted Yield Maintenance Prepayment Fee". In addition, Borrower shall have the right to prepay without premium the entire principal balance and all accrued and unpaid interest thereon during the last 90 days of the term of this loan.

            (b) The "DISCOUNTED YIELD MAINTENANCE PREPAYMENT FEE" shall mean an amount calculated by applying the Treasury Security rate to the amount of principal so prepaid from the date of such prepayment to the date of the maturity of this Note and shall be equal to the positive difference between the interest rate of this Note and the Treasury Yield, divided by 12, multiplied by the then outstanding principal balance of this Note to arrive at the monthly payment differential. The present value of the series of the monthly payment differentials for the number of whole and partial months from the prepayment date to the maturity date of this Note using the Treasury Yield as the discount rate compounding monthly shall then be calculated. The resulting sum of the discounted monthly prepayment differentials will be the Discounted Yield Maintenance Prepayment Fee.

            (c) As used herein, the term "TREASURY YIELD" means, with respect to any prepayment, the per annum yield to maturity of Treasury Securities as published in the Wall Street Journal on the seventh (7th) business day prior to the date of prepayment. As used herein, the term "TREASURY SECURITY" means, with respect to any prepayment, U.S. Treasury bills, notes or bonds, as the case may be, having a coupon interest rate and maturity rate most closely equivalent to the maturity date of this Note.

            (d) All such elective prepayments as above set forth may be made only on the first business day of a calendar month and on sixty (60) days prior written notice to Lender.

            (e) In case a default shall occur hereunder, a tender of payment by Borrower, or its successors or assigns, or anyone on its or their behalf, of the amount necessary to satisfy the entire indebtedness evidenced hereby prior to a foreclosure sale shall constitute an evasion of the prepayment provisions of this Note and constitute a voluntary prepayment, and in such case any such tender of payment shall include a prepayment premium calculated in accordance with this paragraph 4.


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            (f) No prepayment premium shall be charged as a result of the application of insurance proceeds or condemnation awards to the unpaid principal of this Note.

         5. LATE CHARGES. If any payment due hereunder is not received by Lender within three (3) business days of the date such payment is due, Borrower shall pay a late charge (the "LATE CHARGE") of five percent (5%) of each such late payment (which late charge shall be due and payable retroactively as of the first date on which such payment was due) as compensation to Lender for the additional costs and expenses of administering, collecting and accounting for such late payment, and the payment of such late charge shall not be credited against the principal balance hereunder or any accrued or unpaid interest. Borrower and Lender agree that the Late Charge represents a reasonable sum considering the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs Lender will incur by reason of late payment. Borrower and Lender further agree that proof of actual damages resulting from late payment would be both costly and inconvenient. The Late Charge is intended solely to compensate Lender for such costs and shall not be construed as a "penalty" or unreasonable liquidated damages within the meaning of California Civil Code ss. 1671. This paragraph 5 shall not release Borrower from the obligation to make payments on or before the date on which they are due, nor does this paragraph 5 in any way affect or limit the rights and remedies of Lender pursuant to this Note, or any other documents securing or executed in connection with this Note, or otherwise.

         6. DEFAULT. If (i) default be made in the payment of any interest herein provided for, or the principal sum evidenced hereby, or any part thereof, or any other sums payable pursuant to the terms of this Note or the Deed of Trust (as hereinafter defined) or pursuant to any other document executed as security for this Note, or (ii) default be made in the performance of any non-monetary covenant or agreement contained in this Note or in the Deed of Trust or any other document executed as security for this Note, at the time when performance is required by any such document, and such non-monetary default is not cured within twenty (20) days after written notice of such default is given by Lender to Borrower, or, if such default by its nature cannot be cured within twenty (20) days, within sixty (60) days after written notice of such default is given by Lender to Borrower (provided that Borrower commences such cure within twenty (20) days and diligently prosecutes such cure thereafter), then or at any time thereafter while Borrower remains in default thereunder, at the option of Lender which shall be communicated by written notice to Borrower, the whole of the principal sum then remaining unpaid hereunder, together with all interest accrued and unpaid thereon, shall immediately become due and payable without notice. From and after the maturity of this Note, either according to its terms or as the result of a declaration of maturity made by Lender, and after the due date for the payment of any other sum payable hereunder irrespective of any declaration of maturity, the entire principal sum remaining unpaid hereunder, and every other sum payable hereunder after its due date, shall bear interest at the rate of eleven and nine tenths percent (11 9/10%) per annum (the "DEFAULT RATE"). Failure to exercise such option or any other rights to which Lender may, in the event of any such default, be entitled shall not constitute a waiver of the right to exercise such option or any other rights in the event of any subsequent default, whether of the same or different nature.


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         7. COSTS OF ENFORCEMENT. In the event that this Note is placed in the hands of an attorney-at-law for collection after maturity, or upon default, or in the event that proceedings at law, in equity, or bankruptcy, receivership or other legal proceedings are instituted or threatened in connection herewith, or if Lender is made a party to any such proceeding or in the event that this Note is placed in the hands of an attorney-at-law to enforce any of the rights or requirements contained herein or in the Deed of Trust or any other document executed in connection with this Note, Borrower hereby agrees to pay all reasonable costs of collecting or attempting to collect this Note and all costs of protecting or enforcing such rights, including, without limitation, reasonable attorneys' fees (whether or not suit is brought), in addition to all principal, interest and other amounts payable hereunder; all of which shall be secured by the Deed of Trust and any other document securing payment hereof.

         8. WAIVER. To the extent permitted by law, Borrower, all endorsers and guarantors, and all persons liable or to become liable on this Note: waive presentment, protest and demand, and notice of protest, demand and dishonor and nonpayment of this Note; waive all applicable appraisement, valuation and exemption rights; consent to any and all renewals and extensions in the time of payment hereof; and agree that at any time and from time to time without notice, the terms of payment herein may be modified or the security described in any document securing this Note released, in whole or in part, or increased, changed or exchanged by agreement between Lender and any owner of the property affected by such document securing this Note, without in anyway affecting the liability of any party to this instrument or any person liable or to become liable with respect to any indebtedness evidenced hereby.

         9. LENDER'S ACTIONS. The remedies of Lender as provided herein or in any document executed in connection with this Note, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. Failure of Lender, for any period of time or on more than one occasion, to exercise its option to accelerate the maturity of this Note shall not constitute a waiver of the right to exercise the same at any time thereafter or in the event of any subsequent default. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same and any such waiver or release is to be effected only through a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as a waiver or release of any subsequent event or as a bar to any subsequent exercise of Lender's rights or remedies hereunder. Except as otherwise specifically required herein, notice of the exercise of any right or remedy granted to Lender by this
Note is not required to be given.

                  10. SECURITY DOCUMENTS. This Note is secured by certain documents and instruments including that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (the "DEED OF TRUST") of even date herewith encumbering certain real property in the County of Los Angeles, California (the "PROPERTY"). The Deed of Trust and such other documents and instruments securing this Note shall hereinafter be collectively referred to as the "SECURITY DOCUMENTS".


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         11. ACCELERATION ON TRANSFER. Lender shall have the right, at its option, to declare the entire unpaid principal balance of this Note and all accrued but unpaid interest thereon, immediately due and payable, if, without Lender's prior written consent (which consent shall not be unreasonably withheld and may be conditioned on (i) reasonable consideration, (ii) full and complete disclosure to Lender of all pertinent information affecting any of the following events, and (iii) such additional requirements as Lender shall reasonably require) any of the following events occur: (a) Borrower, or its successors in interest, convey, transfer or assign the Property or any part thereof, or any interest therein, whether by deed, contract of sale, lease with option to buy, or otherwise; or (b) Borrower, or its successors in interest, further encumber or alienate the Property or any part thereof; or (c) Borrower, or its successors in interest, suffer their title to the Property or any interest therein to be divested, whether voluntarily or involuntarily; or (d) Borrower, or its successors in interest, change or permit to be changed the character or use of the Property; or (e) suit be commenced to condemn the Property as being unfit for use or occupancy or to abate as a nuisance activities or conditions found thereon or for the partition or sale of the Property; or (f) if Borrower is a corporation: any of the Borrower's capital stock shall be sold, assigned or transferred, or if Borrower is a partnership: a transfer of any general partnership interests. If any of the events enumerated in the preceding subparagraphs (a) to (f), inclusive, occur and if Lender consents to the same, such consent shall not be deemed or construed as a waiver, and the consent of Lender shall be required on all successive occurrences. In the event that Lender approves a transfer of ownership of the Property, Borrower shall pay to Lender a fee equal to one percent (1%) of the then outstanding principal balance of the this Note. In addition, a management contract in form and substance acceptable to Lender will be required with a company approved by Lender. Borrower shall be solely responsible for the payment of any and all legal and administrative expenses of Lender required to consummate the necessary documentation, including but not limited to financial statements, credit reports, proposed instrument of conveyance, an updated title examination showing no adverse title consequences since the original funding thereof, and such formal opinions of counsel as Lender, in its sole discretion, shall require.

         12. NOTICES. All notices required or permitted to be given hereunder to Borrower shall be given in the manner and to the address of Borrower provided in the Deed of Trust for notices to the trustor.

         13. TIME. Time is of the essence of this Note and each of the provisions hereof.

         14. CAPTIONS. The captions to the paragraphs of this Note are for convenience only and shall not be deemed part of the text of the respective paragraphs and shall not vary, by implication or otherwise, any of the provisions of this Note.

         15. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of California.


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         16. INTEREST LIMITATION. In no event shall the interest paid, or agreed to be paid, to Lender, exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof or of any of the Security Documents or any agreement between Borrower and Lender shall result in interest exceeding the limit for interest prescribed by law, then the amount of such interest shall be reduced to such limit. If, from any circumstances whatsoever, Lender should receive as interest an amount which would exceed the highest lawful rate, the amount which should be excessive interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of the Lender, be paid over to Borrower) and not to the payment of interest.

         17. SURVIVAL. If any provision hereof, or if any of the Security Documents, shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of this Note or the Security Documents, shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

         18. CONSTRUCTION. The term "Borrower" as used herein shall include the original Borrower and any party who may subsequently become liable for the payment hereof, with the consent of Lender, provided that Lender may, at its option, consider the original Borrower alone as Borrower unless Lender has consented in writing to the substitution of another party as Borrower. The term "Lender" as used herein shall mean Lender or, if this Note is transferred, the then holder of this Note. In this Note, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and vice versa, and the singular number includes the plural and vice versa.


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                  IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

                                      FIRST ALLIANCE MORTGAGE
                                      COMPANY, a California corporation


                                      By:_______________________________________
                                         Francisco Nebot, its Chief Financial
                                         Officer







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